[PHOTO OMITTED]

The
Gabelli
ABC
Fund

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1998

                              The Gabelli ABC Fund
                              One Corporate Center
                            Rye, New York 10580-1434

                               Semi-Annual Report
                                  June 30, 1998

To Our Shareholders,

      In the second quarter of 1998, there was a continuation of the best of times for large cap stocks and the worst of times for small cap stocks. During the quarter, the large cap market, as measured by the Standard & Poor's (S&P) 500 Index, rose by 3.3% while small cap stocks, as measured by the Russell 2000 Index, declined by 4.7%. U.S. government bonds rallied in a classic global "flight to quality", with the yield on the 30 year U.S. Treasury Bond falling to 5.57% in mid-June.

Investment Performance

      For the second quarter ended June 30, 1998, the Gabelli ABC Fund's (the "Fund") total return was 0.4%. The Fund was up 10.8% over the trailing twelve month period. For the five year period ended June 30, 1998, the Fund's return averaged 9.8% annually. Since inception on May 14, 1993 through June 30, 1998, the Fund had a total return of 60.9%, which equates to an average annual return of 9.7%. The Fund seeks to achieve total returns that are attractive to investors in various market environments without excessive risk of capital loss.

What We  Do

[GRAPHIC OMITTED]

      The Gabelli ABC Fund and its unique Performance Guaranty Program was created in 1993 for conservative investors who had been reluctant to participate in the equity markets. In other words, it was a vehicle to allow investors to "get their feet wet" in the stock market without risking loss of capital. We see ourselves as an "enhanced money market." Our approach has been to maintain a diversified portfolio of value oriented equities, convertible preferred stocks, convertible bonds and U.S. government securities. Conceptually, the upside potential of stocks would help produce greater total return potential than a straight bond or government securities fund and the risk in the equity portion of the portfolio would be diminished by the combination of lower risk convertible securities and virtually risk free U.S. Treasury Bills. To date, this approach has worked quite well. Although we have indefinitely suspended the Performance Guaranty Program, we believe the Fund's investment strategy can continue to produce favorable results.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                                Quarter
                                  ----------------------------------
                                    1st      2nd       3rd      4th    Year
                                    ---      ---       ---      ---    ----
1998:   Net Asset Value ........  $10.64   $10.68      -        -        -
        Total Return ...........    4.0%     0.4%      -        -        -
--------------------------------------------------------------------------------
1997:   Net Asset Value ........   $9.98   $10.45    $10.74   $10.23   $10.23
        Total Return ...........    1.4%     4.7%      2.8%     3.3%    12.8%
--------------------------------------------------------------------------------
1996:   Net Asset Value ........  $10.10   $10.16     $9.77    $9.84    $9.84
        Total Return ...........    4.1%     0.6%      0.8%     2.2%     7.8%
--------------------------------------------------------------------------------
1995:   Net Asset Value ........   $9.94   $10.14    $10.41    $9.71    $9.71
        Total Return ...........    3.9%     2.0%      2.7%     2.2%    11.2%
--------------------------------------------------------------------------------
1994:   Net Asset Value ........  $10.12   $10.11    $10.42    $9.57    $9.57
        Total Return ...........    0.9%    (0.1)%     3.1%     0.6%     4.5%
--------------------------------------------------------------------------------
1993:   Net Asset Value ........     __    $10.10    $10.63   $10.03   $10.03
        Total Return ...........     __      1.0%(b)   5.2%     2.6%     9.1%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Average Annual Returns - June 30, 1998 (a)

1 Year ................................................................   10.8%
5 Year ................................................................    9.8%
Life of Fund (b) ......................................................    9.7%

--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------

Payment (ex) Date                Rate Per Share          Reinvestment  Price
-----------------                --------------          -------------------
December 29, 1997                    $0.860                   $10.17
December 27, 1996                    $0.146                    $9.83
September 30, 1996                   $0.470                    $9.77
December 28, 1995                    $0.930                    $9.71
December 28, 1994                    $0.910                    $9.52
December 31, 1993                    $0.880                   $10.03

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on May 14, 1993.

--------------------------------------------------------------------------------

History of the Fund

      The Gabelli ABC Fund was launched on May 14, 1993 with a minimum guaranteed total return of 6% through May 13, 1994. For 1994, 1995 and 1996, 5% Performance Guaranty Programs were in place. These programs were unique because they provided investors the full upside potential of the investment while guaranteeing a minimum total return. Gabelli Funds, Inc.'s fourth Performance Guaranty Program concluded on December 31, 1996 and a new program was not in effect for 1997. Although the Performance Guaranty Program is not being offered for 1998, the Fund continues striving to achieve the same objectives. During the most recent three year period in which the S&P 500 has delivered 25% plus annual returns, a minimum return guarantee of 5% appeared dull and unattractive. However, in terms of market volatility, the Fund has provided comfort to the risk averse.

      The Adviser and Board of Directors are exploring several options as we look ahead. We are considering a longer term guaranty program in a closed end structure. This would require shareholder approval and would be an attractive format for initial investors. The program would be available to all investors in the Fund as of June 30, 1998.

      The Fund will continue to be managed, as it has been over the past five years, to provide an attractive rate of return without excessive risk of capital.

Commentary

      In compiling our thoughts for this shareholder letter, we looked forward by looking through the rear view mirror. In the process, we witnessed the testimony of Federal Reserve Board Chairman Alan Greenspan and we could not say it any better. To quote Alan . . .

         "Mr. Chairman and members of the Committee, I appreciate this opportunity to present the Federal Reserve's midyear report on monetary policy.

         Overall, the performance of the U.S. economy continues to be impressive. Over the first part of the year, we experienced further gains in output and employment, subdued prices, and moderate long-term interest rates. Important crosscurrents, however, have been impacting the economy. With labor markets very tight and domestic final demand retaining considerable momentum, the risks of a pickup in inflation remain significant. But inventory investment, which was quite rapid late last year and early this year, appears to have slowed, perhaps appreciably. Moreover, the economic and financial troubles in Asian economies are now demonstrably restraining demands for U.S. goods and services -- and those troubles could intensify and spread further. Weighting these forces, the Federal Open Market Committee chose to keep the stance of policy unchanged over the first half of 1998. However, should pressures on labor resources begin to show through more impressively in cost increases, policy action may need to counter any associated tendency for prices to accelerate before it undermines this extraordinary expansion."

         -- Excerpt from the Monetary Policy Testimony and Report to Congress Before the Subcommittee on Domestic and International Monetary Policy of the Committee on Banking and Financial Services, U.S. House of Representatives, July 21, 1998.

Arbitrage: A Favorable Risk/Reward Investment Strategy

      In light of the uncertainty over how the Asian economic crisis will impact the U.S. economy and stock market, shareholders may be surprised to see that the cash levels in the Fund have dropped from 68% of assets at the end of the first quarter of 1998 to 19% at the close of the second quarter. How have we been spending this money? Primarily by investing in arbitrage situations such as Allied Group, DeKalb Genetics, Orange & Rockland Utilities, Mercantile Stores, Giant Food and Southern New England Telecommunications.

      What is arbitrage? We define arbitrage as investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "work-out" opportunities. When a company agrees to be acquired by another company, its stock price generally immediately rises to just below the stated acquisition price. We look at the spread between the seller's stock price and the announced deal price and the time frame in which the acquisition is expected to close. If we are confident the acquisition will be consummated on schedule at the full deal price and we can earn an annualized rate of return materially higher than that likely to be realized through investing in cash equivalents, then we are interested.

      We do the research. We value the target company to see if it is really worth what the acquiring company has announced it will pay. Sometimes we find it is worth even more, increasing the odds that some other company might make a higher bid. We also research the acquiring company to insure that it can finance the deal. If it is a stock transaction, we need to know that we will be receiving good value in return. We look at merger agreements to see if there are any loopholes. We review any antitrust concerns raised by the government. In short, we make judgements to assure that what we see will be what we get.

      There is greater risk in this strategy than in simply owning money market instruments because announced acquisitions are not always completed and, in situations where the deal currency is the acquirer's stock as opposed to cash, the ultimate acquisition price may vary in value. However, if we do a thorough job evaluating the downside risk, we can often earn generous returns relative to the money markets, particularly with today's low money market yields. In summation, we think arbitrage as we practice it in the ABC Fund, represents an attractive investment opportunity with historically low correlation to the performance of the overall stock market.

      We borrow a quote from Warren Buffett to explain our use of arbitrage in the Fund: "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short term cash equivalents. We prefer, of course, to make major long term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long term investments."

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Allied Group Inc. (GRP - $46.8125 - NYSE) accepted a sweetened offer of $1.7 billion from Nationwide Mutual Insurance Co., allowing Nationwide to expand in the Midwest through a rare unsolicited takeover in the insurance industry. Nationwide will pay $48.25 per share ($1.5 billion) for all of Allied's shares. It also plans to combine with Allied Mutual Insurance Co. - which owns 18.2% of Allied's voting rights - by distributing $110 million to Allied policyholders and paying $30 per share ($84 million) for 2.8 million publicly held shares of Allied Life Financial Corp. (ALFC - $28.875 - Nasdaq), a unit of Allied Mutual. In

May, Nationwide made the unsolicited takeover bid after being rebuffed by Des Moines, Iowa-based Allied Group for several months. Nationwide first approached Allied's management about an acquisition in January 1998. After repeated rejections by Allied, Nationwide took its case directly to shareholders in May, offering to buy outstanding shares for $47 each. Nationwide eventually sweetened its offer to $48.25 per share, gaining Allied's approval for the transaction. Nationwide expects to complete the transaction during the late third or early fourth quarter of this year. The companies must also obtain the approval of insurance regulators in Ohio, Iowa, Arizona and other states.

American Bankers Insurance Group Inc. (ABI - $60.125 - NYSE) agreed to be acquired by Cendant Corp. (CD - $20.875 - NYSE) for $3.1 billion ($67 per share) in stock and cash, making the combined company a leading direct-marketer of insurance. American Bankers had been the object of a bidding war since late January, when Cendant unveiled a $58 per share ($2.7 billion) tender offer, topping a $47 per share ($2.2 billion) bid that American International Group proposed in December. AIG matched the bid on March 2, after trying to hobble Cendant with legal and regulatory filings. Cendant retaliated with a $67 per share offer on March 16. AIG declined to match Cendant's bid but walked away with a $110 million breakup fee. Cendant wants to add credit life insurance to the range of travel, shopping and other services it sells to millions of consumers. The agreed $67 per share offer consists of one-half stock and one-half cash. The cash portion is being paid through a tender offer with the balance to be paid in Cendant stock. The tender offer and stock swap are conditioned on the companies receiving several state insurance regulatory approvals and is expected to be completed by the end of the third quarter.

BET Holdings Inc. (BTV - $62.9375 - NYSE) is a media and entertainment company that primarily targets black consumers, a market that was estimated to have spent over $450 billion in 1997. BTV's core business is Black Entertainment Television (BET), an advertiser-supported cable television programming service. Of the 70 million cable households in the U.S., BET reaches over 51 million. BET on Jazz: The Cable Jazz Channel produced nearly 150 hours of original jazz programming in 1997. Action Pay-Per-View's subscriber base has grown to over nine million as the service expands beyond a traditional urban audience. The company is leveraging its brand identity into markets including pay-per-view movies, direct merchandising and magazine publishing. The $48 per share offer from a group led by founder Robert Johnson to take BTV private has been increased to $63 per share.

DeKalb Genetics Corp. (DKB - $94.625 - NYSE) agreed to be acquired by Monsanto (MTC - $55.875 - NYSE) through a $100 per share cash tender offer. Monsanto will pay $2.3 billion for the 60% of DeKalb it doesn't already own. Monsanto won the auction for DeKalb after the company put itself up for sale earlier in the quarter. Monsanto's simultaneous agreement with Delta & Pine gives it two of the last remaining available seed companies. Monsanto's twin purchases underscore the growth potential of the emerging agricultural biotechnology industry, which by some estimates will generate $20 billion in annual sales of genetically engineered seed by 2010, up from today's minimal base. DeKalb and Delta & Pine provide crucial gateways through which Monsanto can introduce and distribute technology that makes crops resistant to insects and herbicides or more nutritional, whether as food or animal feed. Monsanto currently owns 45% of DeKalb's non-voting stock and 10% of its voting stock, for an overall holding of 40%. The Roberts family, which controls 56% of the voting shares, has agreed to the sale. The transaction is expected to be completed during the fourth quarter, pending U.S. antitrust review.

Giant Food Inc. (GFS'A - $43.0625 - ASE) agreed to be acquired by Royal Ahold NV (AHO - $32.00 - NYSE), the Netherlands' largest retailer, for more than $2.7 billion in cash ($43.50 per share). The acquisition makes Ahold the fifth-largest U.S. supermarket company. Ahold agreed to buy all voting shares from Giant's management and J Sainsbury plc, Britain's second-largest supermarket operator. Sainsbury also agreed to sell its 20% non-voting share stake, which amounts to 11.8 million of Giant's 59.9 million Class A shares. Combining Giant's 176 stores in the Washington-Baltimore region with other recent acquisitions will push Ahold's sales to $35 billion from $26 billion in 1997. The purchase will help AHO cut costs and prices paid to suppliers in the U.S., where it already owns six other chains, from Stop & Shop in New England to BI-LO in the Southeast. Ahold is still seeking additional companies to buy in the U.S. as well as in South America, Asia and Europe. The original withdrawal and expiration of the tender offer was June 17, 1998. The tender offer has been extended to August 14, 1998 to accommodate all necessary regulatory filings. The transaction is expected to be completed by the end of the third quarter of 1998.

Mercantile Stores Co. (MST - $78.9375 - NYSE) agreed to be acquired by Dillard's (DDS - $41.4375 - NYSE) for $3.14 billion in cash and assumed debt. Dillard's is one of the largest department store companies in the U.S. with 272 stores, while Fairfield, Ohio-based Mercantile operates 103 stores under the Gayfers, Maison Blanche and McAlpin's names. The Milliken family, which owns 40% of MST, agreed to support the transaction. Dillard's will be able to cut costs by combining advertising and distribution because both chains operate in many of the same markets. Dillard's will pay $80 per share in a cash tender offer for each MST share, or $2.94 billion. Dillard's plans to sell or swap as many as a quarter of Mercantile's stores because it doesn't want to have two stores in the same market. All of the stores will carry the Dillard's name. The transaction is expected to be completed during the third quarter.

Nashua Corp. (NSH - $15.625 - NYSE) markets specialty imaging products and services to consumers and commercial customers. The company's products included domestic photofinishing services, imaging supplies and pressure-sensitive labels. Nashua is narrowing its business focus. The company's entire photofinishing group has been sold for $52.5 million. The specialty coated products division, which the company previously intended to sell, is now making a positive contribution with new products, lower costs and better margins.

Orange & Rockland Utilities Inc. (ORU - $53.6875 - NYSE) agreed to be acquired by Consolidated Edison (ED - $46.0625 - NYSE) for $1.15 billion in cash and assumed debt, allowing Con Edison to boost its power transmission business in a growing part of the New York City area. Orange & Rockland, a small utility with most of its customers in New York's northern suburbs, will become a subsidiary of Con Edison, the giant power company that serves New York itself. The buyout is the first step toward greater consolidation in the utility industry in New York State, which is opening its $11 billion in annual electricity sales to competition over the next few years. ED will pay $790 million in cash ($58.50 per share) for ORU. Both Con Edison and Orange & Rockland will sell off most of their power plants as part of New York's deregulation plan. The companies instead will generate revenue from the fees they charge others for moving electricity on their power lines. The transaction is expected to receive all necessary regulatory approvals within a year. In addition to the $58.50 per share we will be receiving in the merger, ORU also pays a $2.58 annual dividend.

SPS Transaction Services Inc. (PAY - $31.375 - NYSE) agreed to be acquired by Associates First Capital Corp. (AFS - $76.9375 - NYSE), the largest U.S. consumer finance company, for $896 million in cash. Dallas-based Associates First is buying the assets of SPS, which issues credit-cards for companies such as Office Depot and Tandy Corp.'s Radio Shack, from Morgan Stanley and public shareholders. Associates First similarly administers and owns receivables for the private-label credit card operations of Texaco and Amoco. SPS will pay its public shareholders roughly $32 per share from the proceeds of the asset sale. The transaction will let Associates First, which gets most of its income from consumer loans and credit cards, expand fee revenue that's less dependent on interest rate changes. The transaction is subject to regulatory approval and is expected to be completed by the end of the third quarter.

Triangle Pacific Corp. (TRIP - $55.00 - Nasdaq) agreed to be acquired by Armstrong World Industries (ACK - $67.375 - NYSE), a floor coverings company, for $1.15 billion in cash and assumed debt. Armstrong will pay $890 million in cash ($55.50 per share) to Triangle Pacific shareholders. Dallas-based Triangle Pacific makes hardwood flooring products and kitchen and bathroom cabinets. Armstrong, the leading North American producer of vinyl floor coverings, is hoping to expand its presence in other areas of the hard-floor covering market. Upon Armstrong's completion of the acquisition of Triangle, the combined company will be the second largest maker of floor coverings in the world after Shaw Industries, a carpet maker, and the largest maker of hard-floor coverings in the world. The expiration of the tender offer is July 17.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli ABC Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

No Load - Effective January 2, 1997

      Effective January 2, 1997, the Fund no longer imposes a front end sales charge. All purchases made after January 1, 1997 are no load, that is, without a sales charge. New and current shareholders may purchase shares of the Fund at any time.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      We believe it is still too early to accurately assess the impact of Asian economic distress on the U.S. economy and corporate earnings. However, Asia's problems may prolong investment uncertainty and restrain stock prices, perhaps for the balance of the year. We have hedged the portfolio's downside risk by retaining 19% in cash equivalents and investing in arbitrage situations we believe will generate solid returns irrespective of whatever may happen to the stock market during what we believe will be challenging times for the overall market.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                            Sincerely,


                                            /s/ Mario J. Gabelli

                                            Mario J. Gabelli, CFA
                                            Portfolio Manager and
                                            Chief Investment Officer

August 1, 1998

      ---------------------------------------------------------------------

                                Top Ten Holdings
                                  June 30, 1998

       Giant Food Inc.                      Allied Group Inc.
       DeKalb Genetics Corp.                Nashua Corp.
       SPS Transaction Services Inc.        Orange & Rockland Utilities Inc.
       BET Holdings Inc.                    Mercantile Stores Co.
       American Bankers Insurance Group     Triangle Pacific Corp.

      ---------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli ABC Fund
Portfolio of Investments  -- June 30, 1998 (Unaudited)
================================================================================
                                                                      Market
   Shares                                             Cost            Value
   ------                                             ----            ------
            COMMON STOCKS - 78.5%
            Agriculture - 7.7%

   46,000   DeKalb Genetics Corp. ..............  $ 4,335,922       $ 4,352,750
                                                  -----------       -----------
            Automotive: Parts and Accessories - 0.6%
    9,300   Modine Manufacturing Co. ...........      306,710           322,013
                                                  -----------       -----------
            Aviation: Parts and Services - 1.8%
   20,000   Fairchild Corp., Cl. A+ ............      400,802           403,749
    7,000   Hi-Shear Industries Inc.+ ..........       10,215            18,813
    5,000   Hudson General Corp. ...............      231,825           253,125
   19,000   Kaman Corp., Cl. A .................      345,223           361,594
                                                  -----------       -----------
                                                      988,065         1,037,281
                                                  -----------       -----------
            Broadcasting - 0.3%
    2,000   American Tower Corp., Cl. A + ......       31,009            49,875
    2,000   Liberty Corp. ......................      100,538           100,625
                                                  -----------       -----------
                                                      131,547           150,500
                                                  -----------       -----------
            Business Services - 7.1%
   76,500   Donnelley Enterprise
             Solutions Inc.+ ...................    1,598,529         1,606,500
    2,580   Fisher Scientific
             International Inc. ................       24,892            37,249
  150,000   Nashua Corp.+                           1,931,250         2,343,750
    2,000   PCA International Inc. .............       51,975            50,500
                                                  -----------       -----------
                                                    3,606,646         4,037,999
                                                  -----------       -----------
            Cable - 0.1%
    2,000   TCI Ventures Group Inc.+ ...........       30,833            40,125
                                                  -----------       -----------
            Communications Equipment - 0.1%
    5,000   Dynatech Corp.+ ....................      122,000            15,625
    1,000   L - 3 Communications
             Holdings Inc.+ ....................       22,000            32,688
                                                 ------------       -----------
                                                      144,000            48,313
                                                 ------------       -----------
            Computer Software and Services - 5.5%
      138   DecisionOne Holdings Corp.+ ........        3,085             2,760
  100,000   Transaction Systems
             Architects Inc.+ ..................    3,087,550         3,137,500
                                                 ------------       -----------
                                                    3,090,635         3,140,260
                                                 ------------       -----------
            Consumer Products - 0.4%
   13,000   Carter-Wallace Inc. ................      141,766           234,813
                                                 ------------       -----------
            Diversified Industrial - 0.7%
   14,000   Bethlehem Steel Corp.+ .............      160,908           174,131
   10,000   Katy Industries Inc. ...............      239,250           182,500
    1,000   Myers Industries Inc. ..............       20,300            24,000
                                                 ------------       -----------
                                                      420,458           380,631
                                                 ------------       -----------
            Electronics - 0.2%
    3,000   Ucar International Inc.+ ...........       83,325            87,563
                                                 ------------       -----------
            Energy - 5.1%
    2,200   Florida Public Utilities Co. .......       58,060            66,550
    1,000   Nevada Power Co. ...................       25,113            25,750
   38,000   Orange & Rockland
             Utilities Inc. ....................    2,033,242         2,040,125
    5,000   Pennzoil Co. .......................      328,626           253,125
    1,000   Sierra Pacific Resources ...........       34,613            36,313
   16,000   Southwest Gas Corp. ................      302,563           391,000
    4,000   Wicor Inc. .........................       91,877            92,500
                                                 ------------       -----------
                                                    2,874,094         2,905,363
                                                 ------------       -----------
            Entertainment - 8.3%
   44,000   BET Holdings Inc.+ .................    2,719,185         2,769,249
    6,500   Fisher Companies Inc. ..............      451,453           464,750
    2,000   Florida Panthers
             Holdings Inc.+ ....................       33,100            39,375
   10,000   Topps Co. Inc.+ ....................       44,893            30,938
   33,780   USA Networks Inc.+                        737,596           848,722
   10,000   Viacom Inc., Cl. A+ ................      292,680           585,000
                                                 ------------       -----------
                                                    4,278,907         4,738,034
                                                 ------------       -----------
            Equipment and Supplies - 0.5%
    6,000   Ampco-Pittsburgh Corp. .............       69,606            92,250
    2,500   Amphenol Corp., Cl. A+ .............       63,563            97,500
    3,000   Navistar International Corp.+ ......       89,775            86,625
                                                 ------------       -----------
                                                      222,944           276,375
                                                 ------------       -----------
            Financial Services - 10.3%
   53,000   Allied Group Inc. ..................    2,456,996         2,481,062
   42,000   American Bankers Insurance
             Group Inc. ........................    2,728,794         2,525,249
   22,000   Argonaut Group Inc. ................      787,823           695,750
    3,000   Leucadia National Corp. ............      110,894            99,188
    2,500   Pioneer Group Inc. .................       71,727            65,781
                                                 ------------       -----------
                                                    6,156,234         5,867,030
                                                 ------------       -----------
            Food and Beverage - 0.8%
   25,000   Advantica Restaurant
             Group Inc. ........................      286,432           243,750
    2,000   PepsiCo Inc. .......................       77,975            82,375
    6,000   Whitman Corp. ......................       99,182           137,625
                                                 ------------       -----------
                                                      463,589           463,750
                                                 ------------       -----------
            Health Care - 0.8%
    6,000   Genentech Inc.+ ....................      287,150           407,250
    2,000   Harborside Healthcare Corp.+ .......       47,975            47,750
                                                 ------------       -----------
                                                      335,125           455,000
                                                 ------------       -----------
            Home Furnishings - 3.4%
   35,000   Triangle Pacific Corp.+ ............    1,922,625         1,925,000
                                                 ------------       -----------
            Hotels and Gaming - 0.2%
   15,000   Aztar Corp.+ .......................      117,813           102,188
                                                 ------------       -----------

                 See accompanying notes to financial statements.

The Gabelli ABC Fund
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
================================================================================
                                                                      Market
   Shares                                             Cost            Value
   ------                                             ----            ------
            COMMON STOCKS (Continued)
            Metals and Mining - 0.0%
   30,000   Pegasus Gold Inc.+ ................. $     16,325       $     7,200
   10,000   Royal Oak Mines Inc.+ ..............       11,858             8,750
                                                 ------------       -----------
                                                       28,183            15,950
                                                 ------------       -----------
            Paper and Forest Products - 0.7%
   11,000   Sealed Air Corp.+ ..................      437,185           404,250
                                                 ------------       -----------
            Publishing - 0.1%
    2,000   Reader's Digest Association
             Inc., Cl. B .......................       49,574            54,250
                                                 ------------       -----------
            Real  Estate - 2.2%
   50,000   Catellus Development Corp.+ ........      900,000           884,375
   20,000   Griffin Land & Nurseries Inc.+ .....      322,381           350,000
    1,000   Property Capital Trust .............        6,613               938
                                                 ------------       -----------
                                                    1,228,994         1,235,313
                                                 ------------       -----------
            Retail - 15.2%
   18,000   Bruno's Inc.+ ......................      135,746            18,900
  130,000   Giant Food Inc., Cl. A .............    5,512,916         5,598,124
    6,000   Lillian Vernon Corp. ...............      103,965            99,750
   25,400   Mercantile Stores Co. ..............    2,001,932         2,005,012
   28,442   Syratech Corp.+ ....................      907,943           901,256
                                                 ------------       -----------
                                                    8,662,502         8,623,042
                                                 ------------       -----------
            Specialty Chemicals - 3.0%
   30,000   Arco Chemical Co. ..................    1,718,903         1,721,250
                                                 ------------       -----------
            Telecommunications - 0.8%
   30,150   Citizens Utilities Co., Cl. B+ .....      301,253           290,194
    2,000   Southern New England
             Telecommunications Corp. ..........       79,100           131,000
    1,000   Startec Global Communi-
             cations Corp.+ ....................       12,000            11,500
                                                 ------------       -----------
                                                      392,353           432,694
                                                 ------------       -----------
            Utilities - 0.4%
   13,500   United Water Resources Inc. ........      247,688           243,000
                                                 ------------       -----------
            Wireless Communications - 2.2%
   20,000   Centennial Cellular Corp.,
             Cl. A + ...........................      659,675           746,250
   13,095   CommNet Cellular Inc.+ .............      119,849           192,333
    4,000   TCI Satellite Entertainment
             Inc., Cl. A+ ......................       25,859            23,500
    8,000   Telephone and Data Systems Inc. ....      382,861           315,000
                                                 ------------       -----------
                                                    1,188,244         1,277,083
                                                 ------------       -----------

            TOTAL COMMON STOCKS ................   43,604,864        44,571,820
                                                 ------------       -----------
            CONVERTIBLE PREFERRED STOCKS - 1.7%
            Telecommunications - 1.7%
    4,000   Citizens Utilities Co.
             5.00% Cv. Pfd. ....................      194,320           189,000
   13,500   Sprint Corp. 8.25% Cv. Pfd. ........      500,507           780,469
                                                 ------------       -----------
            TOTAL CONVERTIBLE
             PREFERRED STOCKS ..................      694,827           969,469
                                                 ------------       -----------
            RIGHTS - 0.0%
            Computer Software and Services - 0.0%
   17,500   Fusion Systems Corp.+ ..............            0             1,093
                                                 ------------       -----------
  Principal
   Amount
  ---------
            CONVERTIBLE CORPORATE BONDS - 0.1%
            Consumer Products - 0.0%
 $ 17,000   Fieldcrest Cannon Inc. Sub.
             Deb. Cv. 6.00%, 03/15/12 ..........       13,990            14,599
                                                 ------------       -----------
            Retail - 0.1%
  200,000   RDM Sports Group Inc. Cv.
             8.00%, 08/15/03 ...................        4,000            20,000
                                                 ------------       -----------
            TOTAL CONVERTIBLE
             CORPORATE BONDS ...................       17,990            34,599
                                                 ------------       -----------
            U.S. GOVERNMENT OBLIGATIONS - 19.4%
11,108,000  U.S. Treasury Bills, 4.81% to
             5.12%, due 08/06/98 to
              09/17/98++ .......................   11,028,138        11,028,138
                                                 ------------       -----------
            TOTAL INVESTMENTS  -
             99.7% ............................. $ 55,345,819        56,605,119
                                                 ============
            Other Assets and
             Liabilities (Net)  -  0.3% ........                        183,708
                                                                    -----------
            NET ASSETS  -  100.0%
              (5,318,111 shares outstanding) ...                    $56,788,827
                                                                    ===========
            NET ASSET VALUE,
             Offering and Redemption
             Price Per Share ...................                         $10.68
                                                                         ======
----------
For Federal tax purposes:
     Aggregate cost ............................                   $ 55,345,819
                                                                   =============
     Gross unrealized appreciation .............                   $  2,174,639
     Gross unrealized depreciation .............                       (915,339)
                                                                   ------------
     Net unrealized appreciation ...............                   $  1,259,300
                                                                   ============
----------
 + Non-income producing security.
++ Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

                              The Gabelli ABC Fund

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
================================================================================
Assets:
   Investments, at value (Cost $55,345,819) ..................       $56,605,119
   Dividends and interest receivable .........................             8,602
   Receivable for investments sold ...........................           484,000
                                                                     -----------
       Total Assets ..........................................        57,097,721
                                                                     -----------
Liabilities:
   Payable for investments purchased .........................           144,382
   Payable for investment advisory fees ......................            48,416
   Payable for distribution fees .............................            12,091
   Payable to custodian ......................................            32,761
   Other accrued expenses ....................................            71,244
                                                                     -----------
       Total Liabilities .....................................           308,894
                                                                     -----------
       Net Assets applicable to 5,318,111
         shares outstanding ..................................       $56,788,827
                                                                     ===========
Net Assets consist of:

   Capital stock, at par value ...............................       $     5,318
   Additional paid-in-capital ................................        53,638,611
   Undistributed net investment income .......................           413,722
   Accumulated net realized gain on investments ..............         1,471,876
   Net unrealized appreciation on investments ................         1,259,300
                                                                     -----------
       Total Net Assets ......................................       $56,788,827
                                                                     ===========
       Net Asset Value, offering and redemption
         price per share ($56,788,827/5,318,111
       shares outstanding; 1,000,000,000
       shares authorized of $0.001 par value) ................            $10.68
                                                                          ======

Statement of Operations
For the Six Months Ended June 30, 1998
(Unaudited)
================================================================================
Investment Income:
   Dividends ...............................................        $   116,907
   Interest ................................................            767,501
                                                                    -----------
       Total Investment Income .............................            884,408
                                                                    -----------
Expenses:
   Investment advisory fees ................................            276,409
   Distribution fees .......................................             69,102
   Shareholder services fees ...............................             42,405
   Legal and audit fees ....................................             20,439
   Custodian fees ..........................................             13,912
   Organizational expenses .................................              8,822
   Miscellaneous expenses ..................................             37,682
                                                                    -----------
       Total Expenses ......................................            468,771
   Custodian fee credits ...................................             (3,860)
                                                                    -----------
       Total Net Expenses ..................................            464,911
                                                                    -----------
       Net Investment Income ...............................            419,497
                                                                    -----------
Net Realized and Unrealized Gain
  on Investments:
   Net realized gain on investments ........................          1,468,207
   Net change in unrealized appreciation
       on investments ......................................            219,342
                                                                    -----------
   Net realized and unrealized gain
       on investments ......................................          1,687,549
                                                                    -----------
Net increase in net assets resulting
   from operations .........................................        $ 2,107,046
                                                                    ===========

Statement of Changes in Net Assets
================================================================================

                                                               Six Months Ended   Year Ended
                                                                June 30, 1998    December 31,
                                                                 (Unaudited)         1997
                                                               ----------------  ------------
Operations:
   Net investment income ........................................ $   419,497    $    244,811
   Net realized gain on investments .............................   1,468,207       2,253,030
   Net change in unrealized appreciation on investments .........     219,342         873,518
                                                                  -----------    ------------
     Net increase in net assets resulting from operations .......   2,107,046       3,371,359
                                                                  -----------    ------------
Distributions to shareholders:
   Net investment income ........................................          --        (244,811)
   Net realized gain on investments .............................          --      (2,253,030)
   In excess of net investment income ...........................          --         (21,105)
   In excess of net realized gain on investments ................          --            (165)
                                                                  -----------    ------------
     Total distributions to shareholders ........................          --      (2,519,111)
                                                                  -----------    ------------
Capital share transactions:
   Net increase in net assets from capital share transactions ...  19,453,774       7,574,049
                                                                  -----------    ------------
     Net increase in net assets .................................  21,560,820       8,426,297
Net Assets:
   Beginning of period ..........................................  35,228,007      26,801,710
                                                                  -----------    ------------
   End of period ................................................ $56,788,827    $ 35,228,007
                                                                  ===========    ============

                 See accompanying notes to financial statements.

The Gabelli ABC Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Description. The Gabelli ABC Fund (the "Fund"), a series of Gabelli Investor Funds, Inc. (the "Corporation"), was organized on October 30, 1992 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced operations on May 14, 1993.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the

The Gabelli ABC Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 1998, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1997, reclassifications were made to increase distributions in excess of net investment income for $14,513 and decrease undistributed net realized gain on investments for $14,513.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

The Gabelli ABC Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1998 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $69,102, or 0.25% of average net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 1998, other than short term securities, aggregated $64,335,651 and $41,376,943, respectively.

7. Transactions with Affiliates. During the six months ended June 30, 1998, the Fund paid brokerage commissions of $39,497 to Gabelli & Company, Inc. and its affiliates.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                     Six Months Ended                 Year Ended
                                                       June 30, 1998               December 31, 1997
                                                 -------------------------     -------------------------
                                                   Shares        Amount          Shares        Amount
                                                 ----------    -----------     ----------    -----------
Shares sold ....................................  3,901,937    $40,858,823      3,121,544    $33,066,126
Shares issued upon reinvestment of dividends ...         --             --        205,614      2,091,093
Shares redeemed ................................ (2,026,187)   (21,405,049)    (2,608,737)   (27,583,170)
                                                 ----------    -----------     ----------    -----------
   Net increase ................................  1,875,750    $19,453,774        718,421     $7,574,049
                                                 ==========    ===========     ==========    ===========

The Gabelli ABC Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                               Six Months
                                                  Ended                   Year Ended December 31,
                                              June 30, 1998   ----------------------------------------------
                                               (Unaudited)    1997      1996      1995       1994      1993+
                                              ------------    ----      ----      ----       ----      -----
Operating performance:
    Net asset value, beginning of period .....   $ 10.23     $ 9.84    $ 9.71    $ 9.57   $ 10.03    $ 10.00
                                                 -------    -------   -------   -------   -------    -------
    Net investment income ....................      0.08       0.08      0.21      0.21      0.33       0.29
    Net realized and unrealized gain
       on investments ........................      0.37       1.17      0.54      0.86      0.12       0.62
                                                 -------    -------   -------   -------   -------    -------
    Total from investment operations .........      0.45       1.25      0.75      1.07      0.45       0.91
                                                 -------    -------   -------   -------   -------    -------
Distributions to shareholders:
    Net investment income ....................        --      (0.08)    (0.21)    (0.21)    (0.33)     (0.29)
    Net realized gain on investments .........        --      (0.77)    (0.41)    (0.72)    (0.58)     (0.59)
    In excess of net investment income .......        --      (0.01)       --        --        --         --
                                                 -------    -------   -------   -------   -------    -------
    Total distributions ......................        --      (0.86)    (0.62)    (0.93)    (0.91)     (0.88)
                                                 -------    -------   -------   -------   -------    -------
    Net asset value, end of period ...........    $10.68    $ 10.23    $ 9.84    $ 9.71    $ 9.57    $ 10.03
                                                 =======    =======   =======   =======   =======    =======
    Total return++ ...........................      4.4%      12.8%      7.8%     11.2%      4.5%       9.1%
Ratios to average net assets and
    supplemental data:
    Net assets, end of period (in 000's) .....   $56,789    $35,228   $26,801   $19,862   $24,419     $8,847
    Ratio of net investment income
      to average net assets ..................     1.51%(a)   0.87%     2.11%     1.83%     2.95%      2.96%(a)
    Ratio of operating expenses
      to average net assets (b) ..............     1.69%(a)   2.26%(c)  2.09%     2.10%     2.09%      2.75%(a)
    Portfolio turnover rate ..................      146%       493%      343%      508%      490%       232%

----------
+     From commencement of operations on May 14, 1993.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)   Annualized.
(b) The ratios of operating expenses to average net assets for the six months ended June 30, 1998 and for the year ended December 31, 1997 do not include a reduction of expenses for custodian fee credits. Including such credits, the ratios would have been 1.68% and 2.25%, respectively.

                 See accompanying notes to financial statements.

                              The Gabelli ABC Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                            e-mail: info@gabelli.com
                             http://www.gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                    Karl Otto Pohl
Chairman and Chief                       Former President
Investment Officer                       Deutsche Bundesbank
Gabelli Funds, Inc.

Anthony J. Colavita                      Werner J. Roeder, MD
Attorney-at-Law                          Director of Surgery
Anthony J. Colavita, P.C.                Lawrence Hospital

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Energy Corp.

                                    Officers

Mario J. Gabelli, CFA                    Bruce N. Alpert
President and Chief                      Vice President
Investment Officer                       and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------